                              Oppenheimer Champion Income Fund
                          Supplement dated January 5, 2004 to the
                             Prospectus dated November 21, 2003

The Prospectus is changed as follows:

1. The "Shareholder Fees" table and accompanying footnotes on page 8 are deleted and replaced with the following:

Shareholder Fees (charges paid directly from your investment):
-------------------------------------------------------------------------
                                    Class A   Class B  Class C  Class N
                                     Shares    Shares   Shares   Shares
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Maximum Sales Charge (Load)           4.75%     None     None     None
on purchases (as % of offering
price)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load)
(as % of the lower of the original    None1     5%2      1%3      1%4
offering price or redemption
proceeds)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Redemption Fee (as a percentage of    2.00%    2.00%    2.00%    2.00%
total redemption proceeds)5
-------------------------------------------------------------------------
1. A contingent  deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain  retirement plan accounts) of Class
A shares.  See "How to Buy Shares" for details.
2. Applies to  redemptions  in first year after  purchase.  The  contingent deferred  sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4.  Applies to shares  redeemed  within 18 months of a retirement  plan's first purchase of Class N shares.
5. Effective  March 15, 2004, the redemption fee applies to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their  purchase.  See "How to Sell Shares" for more information  on when the redemption fee will apply.

     2. The  following  is added to the section in "About Your  Account - How to
Sell  Shares"  on page 26 before  the  sub-section  entitled  "Certain  Requests
Require a Signature Guarantee."

     Redemption Fee. Effective March 15, 2004, the Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed  (either by selling or  exchanging  to another  Oppenheimer fund) within 30 days of their purchase.  The redemption fee is paid to the Fund, and is intended to offset the trading costs,  market impact and other costs  associated  with  short-term  money movements in and out of the
Fund.  The  redemption  fee is imposed to the extent that Fund  shares  redeemed exceed Fund shares that have been held more than 30 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether to apply the redemption fee.

   The redemption fee is not imposed on shares:

     o held in certain omnibus  accounts,  including  retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,  Section 403(b)(7)
custodial plan accounts, or plans administered as college savings programs under
Section 529 of the Internal Revenue Code,

     o redeemed  under  automatic  withdrawal  plans or  pursuant  to  automatic re-balancing in OppenheimerFunds Portfolio Builder accounts,

o  redeemed due to death or disability of the shareholder, or

     o  redeemed  from  accounts  for which  the  dealer,  broker  or  financial institution  of record has entered into an agreement  with the  Distributor  for this purpose.

     3. The  following  bullet is added at the end of the  section  titled  "ARE
THERE LIMITATIONS ON EXCHANGES?" on page 30:

     o Effective  March 15, 2004,  the Fund assesses a 2% fee on the proceeds of
Fund  shares  that are  redeemed  (either by selling  or  exchanging  to another
Oppenheimer  fund)  within 30 days of their  purchase.  Further  details are set forth above.

January 5, 2004                                               PS0190.025